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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:
John Deringer, Esq.
Drinker Biddle
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2016

CONESTOGA FUNDS CHAIRMAN’S LETTER

Dear Fellow Shareholders of the Conestoga Funds,

On behalf of my fellow directors and the management team of Conestoga Capital Advisors, I am pleased to present the Conestoga Funds Annual Report. As fellow investors, we appreciate your continued investment in the Funds.

After a tumultuous start to 2016, with global equity markets dropping sharply in January and February, the U.S. equity markets moved mostly higher through September 2016. Global economic growth remained in low gear during this period of time, however, there have been no signs of the economy overheating, with neither inflation nor labor costs approaching levels that would be a concern. This may indicate that the unemployment rate, while now under 5%, is somewhat understated. While some forecasters expected that the Federal Reserve would raise interest rates at their September meeting, the Federal Open Market Committee determined to leave rates unchanged, with guidance to expect an increase in December.

Both the Conestoga Small Cap Fund and the Conestoga SMid Cap Fund have performed well over the fiscal year, outperforming their respective benchmarks for the 12-month reporting period ended September 30, 2016. Conestoga Capital Advisors has maintained its disciplined, long-term investment approach through an environment that has been challenging for many active managers. The Small Cap Fund has been fortunate to attract new investors and experience net inflows during a period in which there has been net outflows from U.S. equity mutual funds in aggregate. Please see the Manager’s Letter for a complete review of the drivers of return.

In an effort to ensure a consistent level of service to Conestoga Capital Advisors’ clients and the Funds’ shareholders, Conestoga has added Jeffrey A. Riggs as Institutional Sales & Client Service Officer. In this role, he will be responsible for business development and client service. Prior to joining Conestoga, Jeff held manager research positions with Lincoln Financial Group and Nationwide Fund Advisors. At Nationwide, he was Director of Manager Research with responsibility for manager selection and oversight for the firm’s U.S. and International Equity Funds. He has also held positions at Turner Investments, Brandywine Global Investment Management and Delaware Investments. Jeff has 20 years of experience in the investment management industry.

With every good wish, sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

Dear Fellow Shareholders,

U.S. equities continued their climb higher over the past year despite periods of heightened volatility and investor uncertainty over global economic growth, anticipated interest rate increases by the Federal Reserve and the U.S. presidential election. The fiscal year began with a market rally as continued stronger economic growth and employment expansion in the U.S. more than offset ongoing concerns about the Chinese economy and weaker commodities prices. Things quickly turned negative however as U.S. stocks rang in 2016 with their worst-ever decline in the first two weeks of a New Year with the Dow Jones Industrial Average, S&P 500 and Russell 2000 all falling roughly 9% in the first two weeks of trading in 2016. Much of the decline appeared to be driven by concerns that Asian, European and emerging market economies were entering a recession and the United States’ growth would be curtailed. Adding to investor angst were expectations of four interest rate hikes in 2016 by the Federal Reserve which would strengthen the dollar and make U.S. exports more expensive.

The market swoon investors experienced during the first few weeks of the New Year proved to be short-lived, however, as equities across the globe began to rebound by mid-February. The U.S. economy reported employment growth that was better than expected, building confidence that the economy was on more solid footing, and the Federal Reserve released comments that shifted expectations from four rate hikes down to two rate hikes in 2016. Equity markets moved steadily higher through most of the second quarter of 2016, as economic growth and corporate earnings maintained just enough strength to satisfy investors.

The last few weeks of June saw volatility return with a vengeance and markets were thrown into disarray by the United Kingdom’s referendum vote to leave the European Union (aka “Brexit”). After a sharp, albeit brief, three-day market sell-off which saw U.S. equity markets decline by as much as 7%, global markets eventually stabilized and continued to march higher as U.S. equities approached all-time highs.

The U.S. economy has continued to prove its resilience over the past year and unemployment in the U.S. fell below 5.0% for the first time since before the financial crisis in 2008. Despite solid economic growth, there remained few signs the economy was overheating, with neither inflation nor labor costs approaching levels that would be a concern. In addition, while some forecasters had predicted the Federal Reserve would raise interest rates at their September 2016 meeting, the Federal Open Market Committee determined to leave rates unchanged, and provided with guidance to expect an increase in December.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we were pleased to see the Funds provide meaningful returns above the benchmark indices and perform as we would expect throughout the period. Given our high quality conservative growth approach, we expect the strategy to protect capital during periods of market uncertainty and higher volatility. Returns for both Funds and their respective benchmarks through September 30, 2016 are below:

	3Q 2016	YTD 2016	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	6.44%	8.65%	18.18%	6.20%	15.15%	9.20%	11.18%
Russell 2000 Index	9.05%	11.46%	15.47%	6.71%	15.82%	7.07%	10.60%
Russell 2000 Growth Index	9.22%	7.48%	12.12%	6.58%	16.15%	8.29%	11.04%

	3Q 2016	YTD 2016	1 Year	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	5.86%	8.28%	14.65%	-0.22%
Russell 2500 Index	6.56%	10.80%	14.44%	5.07%
Russell 2500 Growth Index	6.98%	6.95%	11.02%	4.57%

*	Note – All periods longer than one-year are annualized

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund outperformed the Russell 2500 Growth Index (14.65% net of fees vs. 11.02% for the index) for the year ended September 30, 2016, with most of the outperformance driven by stock selection effects. From a sector perspective, Health Care, Materials/Processing and Consumer Discretionary were the largest contributors to performance while Technology was the largest detractor from relative results.

Within Health Care, stock selection was the largest contributor to relative returns. High conviction positions in Vascular Solutions Inc. (VASC) and Align Technology Inc. (ALGN) added significantly to outperformance. VASC is a medical device company focused on providing clinical solutions for diagnostic and interventional vascular procedures. Shares of VASC have benefited from double-digit revenue growth in conjunction with future product pipeline opportunities (notably a relationship with the US Army to develop freeze dried plasma for battlefield trauma), as well as a favorable legal outcome from a jury verdict in early 2016. The SMid Cap Fund also benefited from our stock selection picks in the biotech industry, which outperformed the benchmark’s biotech holdings over the fiscal year.

Relative performance in the Materials/Processing sector was aided by strong stock selection effects with positions in Trex Company Inc. (TREX) and AAON Inc. (AAON) providing the largest positive contributions. TREX is the market leader in composite (wood alternative) decking. The company has benefited from market share gains versus wood and has seen strong progress internationally by contracting for distribution with the world’s 4th largest home goods retailer (B&Q) in the UK. AAON manufactures large-tonnage rooftop HVAC equipment for non-residential buildings and the stock moved considerably higher after the company announced a significant new product line as well as a sharp acceleration in new orders.

In Consumer Discretionary, strong performance was driven by stock selection and allocation. Holdings in Healthstream Inc. (HSTM) and Dorman Products Inc. (DORM) provided the biggest benefits to relative results. The Fund also benefited from its lack of exposure to the Restaurants and Retailers industries within the sector which declined over the past year.

The Technology sector was the largest detractor from relative returns during the period. The Fund’s lack of exposure to the Semiconductor industry which was up significantly and one of the best performing groups within the sector was a headwind. In addition to stylistic headwinds, a couple of names produced negative stock selection effects including PROS Holdings Inc. (PRO) and ACI Worldwide Inc. (ACIW).

Sectors allocations added modestly to relative returns, with the Fund’s overweighting to Producer Durables and underweighting to the Consumer Discretionary sectors having the most positive effects.

We have continued to demonstrate a long-term investment horizon. The SMid Cap Fund’s portfolio turnover was 21% during the fiscal year, as we added thirteen new companies and removed thirteen companies from the SMid Cap Fund’s holdings. The commonality of holdings between the SMid Cap Fund and the Small Cap Fund declined to approximately 60% from 67% over the course of the fiscal year. We expect that going forward, the SMid Cap Fund and Small Cap Fund will average between 50% and 60% commonality of holdings.

SMALL CAP FUND PERFORMANCE REVIEW

The Conestoga Small Cap Growth strategy outperformed the Russell 2000 Growth Index (18.18% net of fees vs. 12.12%) for the year ended September 30, 2016, with most of the outperformance driven by stock selection effects. From a sector perspective, Health Care, Consumer Discretionary and Materials/Processing were the largest contributors to performance while Technology was the largest detractor from relative results.

Within Health Care, stock selection and underweighting the Biotechnology industry were the largest contributors to relative returns. Biotech stocks, which typically do not meet our high quality investment criteria were relatively flat for the period despite the benchmark’s Health Care holdings advancing over 12%. In addition, high conviction positions in Align Technology Inc. (ALGN), Vascular Solutions Inc. (VASC) and Cantel Medical Corp. (CMN) added significantly to outperformance.

Relative performance in the Consumer Discretionary sector was aided by strong stock selection and allocation effects. Positions in Dorman Products Inc. (DORM), Healthstream Inc. (HSTM) and Sotheby’s (BID) were the largest positive contributors. Lack of exposure to the poorly performing Restaurant and Retailers industries provided a tailwind for returns.

In Materials/Processing, strong performance was driven by stock selection with holdings in AAON Inc. (AAON), Trex Company Inc. (TREX) and Simpson Manufacturing Co Inc. (SSD) providing the biggest benefits.

The Technology sector proved challenging over the last year. The Fund’s lack of exposure to the Semiconductor industry which was up 39% and one of the best performing groups within the sector was a headwind. A few names produced negative stock selection effects including the Rubicon Project Inc. (RUBI), ACI Worldwide Inc. (ACIW) and Bottomline Technologies Inc. (EPAY).

Sectors allocations added modestly to relative returns, with the portfolio’s underweighting to Consumer Discretionary and overweighting to the Health Care sectors having the most positive effects.

The Small Cap Fund also continued to implement its long-term investment approach, as evidenced by the Small Cap Fund’s 24% turnover rate. During the fiscal year, eight new companies were added to the portfolio while six companies were removed.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

As discussed in the Semi-Annual Report in for the six months ended March 31, 2016, Conestoga announced the retirement of Dave Lawson, Managing Partner and a Co-Portfolio Manager of the SMid Cap Fund, with research responsibilities across the small- and mid-capitalization sectors. On February 1, 2016, Derek Johnston succeeded Dave Lawson as a Co-Portfolio Manager of the firm’s SMid Cap Fund. Derek Johnston joined Conestoga in June 2015 from 300 North Capital, a growth-equity investment manager where he served as a Co-Portfolio Manager for the firm’s SMid Cap Growth and Small Cap Growth strategies. Bob Mitchell remains as a Co-Portfolio Manager on the SMid Cap Fund. While Dave Lawson has retired from his daily responsibilities at Conestoga, he continues to serve the firm as a retained consultant.

We are pleased to announce the addition of Jeffrey A. Riggs to Conestoga. Jeff will serve as Institutional Sales & Client Service Officer where he will be responsible for new business development and client service. Prior to joining Conestoga, he held manager research positions with Lincoln Financial Group and Nationwide Fund Advisors. At Nationwide, he was Director of Manager Research with responsibility for manager selection and oversight for the firm’s U.S. and International Equity Funds. He has also held positions at Turner Investments, Brandywine Global Investment Management and Delaware Investments. Jeff has 20 years of experience in the investment management industry.

As always, we appreciate your investment in the Conestoga Funds. We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell Managing Partner — Co-Portfolio Manager Small Cap and SMid Cap Funds	Joseph F. Monahan Managing Partner — Co-Portfolio Manager Small Cap and SMid Cap Funds
Derek S. Johnston Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2016 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2016
	1 Year	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	18.44%	10.40%
Russell 2000® Index	15.47%	5.92%
Russell 2000® Growth Index	12.12%	6.24%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2016
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	18.18%	6.20%	15.15%	9.20%	11.18%
Russell 2000® Index	15.47%	6.71%	15.82%	7.07%	10.60%
Russell 2000® Growth Index	12.12%	6.58%	16.15%	8.29%	11.04%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2016 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2016
	1 Year	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	14.96%	6.53%
Russell 2500® Index	14.44%	7.14%
Russell 2500® Growth Index	11.02%	6.58%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2016 (Unaudited)

Comparison of the Changes in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2016
	1 Year	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	14.65%	(0.22%)
Russell 2500® Index	14.44%	5.08%
Russell 2500® Growth Index	11.02%	4.57%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market cap and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2016 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Omnicell, Inc.	4.0%
Neogen Corporation	3.4%
Cantel Medical Corporation	3.4%
SPS Commerce, Inc.	3.3%
Blackbaud, Inc.	3.2%
Vascular Solutions, Inc.	3.1%
AAON, Inc.	2.9%
Mesa Laboratories, Inc.	2.9%
Simpson Manufacturing Company, Inc.	2.9%
Dorman Products, Inc.	2.5%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2016
COMMON STOCKS — 98.4%	Shares	Value
Consumer Discretionary — 13.0%
Auto & Auto Parts — 2.5%
Dorman Products, Inc. (a)	325,524	$20,800,983

Consumer Services — 7.7%
Grand Canyon Education, Inc. (a)	330,944	13,366,828
HealthStream, Inc. (a)	750,742	20,720,479
Sotheby's	222,700	8,467,054
Stamps.com, Inc. (a)	215,050	20,324,376
		62,878,737
Leisure — 1.6%
Fox Factory Holding Corporation (a)	555,475	12,759,261

Retail — 1.2%
SiteOne Landscape Supply, Inc. (a)	285,000	10,240,050

Consumer Staples — 1.6%
Food/Beverage & Tobacco — 1.6%
MGP Ingredients, Inc.	335,398	13,590,327

Energy — 1.9%
Non-Renewable Energy — 1.9%
Matador Resources Company (a)	646,756	15,742,041

Financial Services — 1.8%
Investment Banking & Brokerage Services — 1.8%
Westwood Holdings Group, Inc.	279,671	14,853,327

Health Care — 28.5%
Health Care Services — 8.3%
Medidata Solutions, Inc. (a)	271,100	15,116,536
National Research Corporation - Class A	224,923	3,663,996
National Research Corporation - Class B	117,473	4,052,819
Omnicell, Inc. (a)	861,350	32,989,705
Press Ganey Holdings, Inc. (a)	303,866	12,276,186
		68,099,242
Medical Equipment & Supplies — 15.5%
Abaxis, Inc.	271,600	14,019,992
Align Technology, Inc. (a)	178,837	16,765,969
Bio-Techne Corporation	92,275	10,104,112

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Health Care — 28.5% (Continued)
Medical Equipment & Supplies — 15.5% (Continued)
Cantel Medical Corporation	352,792	$27,510,720
iRadimed Corporation (a)	331,000	5,623,690
Neogen Corporation (a)	501,731	28,066,832
Vascular Solutions, Inc. (a)	523,398	25,243,486
		127,334,801
Pharmaceuticals & Biotech — 4.7%
Ligand Pharmaceuticals, Inc. (a)	193,775	19,776,676
Repligen Corporation (a)	613,842	18,531,890
		38,308,566
Materials & Processing — 10.3%
Building Materials & Services — 8.3%
AAON, Inc.	839,400	24,191,508
Simpson Manufacturing Company, Inc.	548,200	24,093,390
Trex Company, Inc. (a)	335,800	19,718,176
		68,003,074
Chemicals and Synthetics — 2.0%
Balchem Corporation	213,550	16,556,531

Producer Durables — 18.0%
Commercial Services — 9.8%
CoStar Group, Inc. (a)	58,050	12,569,567
Exponent, Inc.	330,000	16,849,800
Healthcare Services Group, Inc.	489,100	19,358,578
Rollins, Inc.	513,343	15,030,683
WageWorks, Inc. (a)	265,400	16,165,514
		79,974,142
Machinery — 2.2%
Proto Labs, Inc. (a)	304,375	18,235,106

Scientific Instruments & Services — 4.7%
Mesa Laboratories, Inc. (b)	211,386	24,174,103
Sun Hydraulics Corporation	442,225	14,270,601
		38,444,704
Transportation & Freight — 1.3%
Mobile Mini, Inc.	359,900	10,868,980

Technology — 23.3%
Electronics — 2.6%
NVE Corporation	150,564	8,874,242
Rogers Corporation (a)	209,450	12,793,206
		21,667,448

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Technology — 23.3% (Continued)
Information Technology — 20.7%
ACI Worldwide, Inc. (a)	866,815	$16,798,875
Blackbaud, Inc.	391,168	25,950,085
Bottomline Technologies (de), Inc. (a)	780,755	18,199,399
Exa Corporation (a) (b)	788,398	12,653,788
Fleetmatics Group plc (a)	202,250	12,130,955
NIC, Inc.	864,200	20,308,700
PROS Holdings, Inc. (a)	756,612	17,106,997
SPS Commerce, Inc. (a)	367,800	27,000,198
Tyler Technologies, Inc. (a)	116,325	19,918,330
		170,067,327

Total Investments at Value — 98.4% (Cost $527,548,165)		$808,424,647

Other Assets in Excess of Liabilities — 1.6%		12,749,794

Net Assets — 100.0%		$821,174,441

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2016 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
CoStar Group, Inc.	3.5%
ANSYS, Inc.	3.3%
Tyler Technologies, Inc.	3.2%
Omnicell, Inc.	3.2%
Copart, Inc.	3.2%
Wabtec Corporation	3.0%
Rollins, Inc.	2.9%
Blackbaud, Inc.	2.9%
HEICO Corporation - Class A	2.8%
Markel Corporation	2.8%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2016
COMMON STOCKS — 99.7%	Shares	Value
Consumer Discretionary — 11.3%
Auto & Auto Parts — 1.0%
Dorman Products, Inc. (a)	2,850	$182,115

Consumer Services — 7.4%
Bright Horizons Family Solutions, Inc. (a)	7,500	501,675
HealthStream, Inc. (a)	15,200	419,520
Stamps.com, Inc. (a)	4,675	441,835
		1,363,030
Distributors — 1.3%
Pool Corporation	2,500	236,300

Leisure — 1.6%
Polaris Industries, Inc.	3,880	300,467

Energy — 1.9%
Energy Equipment & Services — 1.9%
Core Laboratories N.V.	3,125	351,031

Financial Services — 2.8%
Insurance — 2.8%
Markel Corporation (a)	560	520,111

Health Care — 23.2%
Health Care Services — 5.0%
Medidata Solutions, Inc. (a)	6,105	340,415
Omnicell, Inc. (a)	15,300	585,990
		926,405
Medical Equipment & Supplies — 14.3%
Abaxis, Inc.	4,675	241,323
Align Technology, Inc. (a)	5,400	506,250
Bio-Techne Corporation	4,000	438,000
Cantel Medical Corporation	1,325	103,323
IDEXX Laboratories, Inc. (a)	1,500	169,095
Neogen Corporation (a)	8,300	464,302
Teleflex, Inc.	1,750	294,088
Vascular Solutions, Inc. (a)	8,750	422,013
		2,638,394

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.7% (Continued)	Shares	Value
Health Care — 23.2% (Continued)
Pharmaceuticals & Biotech — 3.9%
Ligand Pharmaceuticals, Inc. (a)	3,425	$349,555
Repligen Corporation (a)	12,000	362,280
		711,835
Materials & Processing — 8.1%
Building Materials & Services — 6.0%
AAON, Inc.	13,475	388,349
Simpson Manufacturing Company, Inc.	8,165	358,852
Trex Company, Inc. (a)	6,200	364,064
		1,111,265
Chemicals and Synthetics — 2.1%
Balchem Corporation	4,950	383,774

Producer Durables — 30.3%
Commercial Services — 15.4%
Copart, Inc. (a)	10,900	583,804
CoStar Group, Inc. (a)	3,000	649,590
Exponent, Inc.	6,170	315,040
IHS Markit Ltd (a)	11,599	435,542
Rollins, Inc.	18,300	535,824
WageWorks, Inc. (a)	5,350	325,869
		2,845,669
Machinery — 4.7%
Graco, Inc.	6,020	445,480
Proto Labs, Inc. (a)	6,895	413,080
		858,560
Scientific Instruments & Services — 2.7%
A.O. Smith Corporation	2,925	288,961
Donaldson Company, Inc.	5,850	218,380
		507,341
Transportation & Freight — 7.5%
HEICO Corporation - Class A	8,650	523,411
Mobile Mini, Inc.	10,685	322,687
Wabtec Corporation	6,690	546,239
		1,392,337
Technology — 22.1%
Electronics — 1.8%
Cognex Corporation	1,750	92,505
IPG Photonics Corporation (a)	3,000	247,050
		339,555

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.7% (Continued)	Shares	Value
Technology — 22.1% (Continued)
Information Technology — 20.3%
ACI Worldwide, Inc. (a)	19,000	$368,220
ANSYS, Inc. (a)	6,495	601,502
Blackbaud, Inc.	7,995	530,388
Bottomline Technologies (de), Inc. (a)	12,500	291,375
Guidewire Software, Inc. (a)	6,100	365,878
NIC, Inc.	12,000	282,000
SPS Commerce, Inc. (a)	6,160	452,205
Tyler Technologies, Inc. (a)	3,460	592,456
Ultimate Software Group, Inc. (The) (a)	1,230	251,400
		3,735,424

Total Investments at Value — 99.7% (Cost $15,949,224)		$18,403,613

Other Assets in Excess of Liabilities — 0.3%		50,306

Net Assets — 100.0%		$18,453,919

(a)	Non-income producing security.

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2016
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At acquisition cost	$501,251,202	$15,949,224
At value (Note 2)	$771,596,756	$18,403,613
Affiliated investments, at value (Cost $26,296,963) (Note 5)	36,827,891	—
Total investments, at value	808,424,647	18,403,613
Cash	43,345,944	92,164
Dividends receivable	273,858	2
Receivable for capital shares sold	1,339,006	106
Receivable for investment securities sold	852,641	—
Other assets	40,092	20,541
Total assets	854,276,188	18,516,426

LIABILITIES
Payable for capital shares redeemed	16,947,309	11,015
Payable for investment securities purchased	15,201,120	—
Payable to Adviser (Note 4)	469,905	1,661
Payable to administrator (Note 4)	20,040	4,400
Accrued distribution fees (Note 4)	76,244	—
Accrued trustee fees (Note 4)	54,486	4,600
Other accrued expenses	332,643	40,831
Total liabilities	33,101,747	62,507

NET ASSETS	$821,174,441	$18,453,919

NET ASSETS CONSIST OF:
Paid-in capital	$536,733,159	$16,975,606
Accumulated net investment loss	(2,655,269)	(92,973)
Accumulated net realized gains (losses) from security transactions	6,220,069	(883,103)
Net unrealized appreciation on investments	280,876,482	2,454,389
NET ASSETS	$821,174,441	$18,453,919

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$301,413,494	$16,471,208
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,725,686	1,649,053
Net asset value, offering price and redemption price per share (Note 2)	$39.01	$9.99
INVESTORS CLASS
Net assets applicable to Investors Class	$519,760,947	$1,982,711
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,384,359	199,451
Net asset value, offering price and redemption price per share (Note 2)	$38.83	$9.94

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Year Ended September 30, 2016
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$4,660,796	$94,656
Dividend income from affiliated investments (Note 5)	126,699	—
Foreign withholding taxes on dividends	—	(1,031)
Total investment income	4,787,495	93,625

EXPENSES
Investment advisory fees (Note 4)	6,210,718	156,674
Shareholder Servicing Fees (Note 4)
Institutional Class	189,228	8,501
Investors Class	1,103,895	3,630
Trustees' fees and expenses (Note 4)	239,006	23,100
Distribution fees - Investors Class (Note 4)	234,347	899
Transfer agent fees (Note 4)	180,913	30,451
Professional fees	87,543	85,864
Registration and filing fees	129,774	20,622
Custody and bank service fees	89,376	3,683
Fund accounting fees (Note 4)	30,415	9,887
Printing of shareholder reports	30,910	503
Postage and supplies	24,546	1,334
Administration fees (Note 4)	783	783
Other expenses	2,655	6,966
Total expenses	8,554,109	352,897
Fee reductions by Adviser (Note 4)	(1,405,998)	(145,410)
Net expenses	7,148,111	207,487

NET INVESTMENT LOSS	(2,360,616)	(113,862)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from unaffiliated investments	19,432,373	(657,946)
Net realized gains (losses) from affiliated investments (Note 5)	46,176	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	100,459,860	3,353,193
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	5,019,345	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	124,957,754	2,695,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,597,138	$2,581,385

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS
Net investment loss	$(2,360,616)	$(2,329,712)
Net realized gains (losses) from security transactions	19,478,549	(13,207,081)
Net change in unrealized appreciation (depreciation) on investments	105,479,205	77,846,823
Net increase in net assets resulting from operations	122,597,138	62,310,030

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(3,801,751)	—
From net realized gains, Investors Class	(7,800,144)	—
Decrease in net assets from distributions to shareholders	(11,601,895)	—

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	138,351,076	156,057,484
Net asset value of shares issued in reinvestment of distributions to shareholders	2,389,764	—
Payments for shares redeemed	(30,511,333)	(45,956,927)
Net increase in Institutional Class net assets from capital share transactions	110,229,507	110,100,557

Investors Class
Proceeds from shares sold	219,384,654	113,141,905
Net asset value of shares issued in reinvestment of distributions to shareholders	7,122,140	—
Payments for shares redeemed	(218,179,463)	(355,772,560)
Net increase (decrease) in Investors Class net assets from capital share transactions	8,327,331	(242,630,655)

TOTAL INCREASE (DECREASE) IN NET ASSETS	229,552,081	(70,220,068)

NET ASSETS
Beginning of year	591,622,360	661,842,428
End of year	$821,174,441	$591,622,360

ACCUMULATED NET INVESTMENT LOSS	$(2,655,269)	$(2,357,948)

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS
Net investment loss	$(113,862)	$(102,451)
Net realized losses from investments	(657,946)	(224,158)
Net change in unrealized appreciation (depreciation) on investments	3,353,193	(589,298)
Net increase (decrease) in net assets resulting from operations	2,581,385	(915,907)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	2,116,078	18,655,979	(a)
Payments for shares redeemed	(4,688,317)	(990,617	)(a)
Net increase (decrease) in Institutional Class net assets from capital share transactions	(2,572,239)	17,665,362

Investors Class
Proceeds from shares sold	460,002	348,674
Payments for shares redeemed	(499,947)	(1,399,532)
Net decrease in Investors Class net assets from capital share transactions	(39,945)	(1,050,858)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,799)	15,698,597

NET ASSETS
Beginning of year	18,484,718	2,786,121
End of year	$18,453,919	$18,484,718

ACCUMULATED NET INVESTMENT LOSS	$(92,973)	$(98,214)

(a)	The SMid Cap Fund’s Institutional Class commenced operations on December 15, 2014.

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	6.20		2.91	(1.44)
Total from investment operations	6.13		2.82	(1.45)

Less distributions from net realized gains	(0.67)		—	—

Net asset value at end of period	$39.01		$33.55	$30.73

Total return (c)	18.44%		9.18%	(4.51	%)(d)

Net assets at end of period (000's)	$301,413		$155,067	$43,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.21%)		(0.25%)	(0.20	%)(e)
Portfolio turnover rate	24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Net asset value at beginning of year	$33.47		$30.72	$33.59	$24.90	$20.43

Income (loss) from investment operations:
Net investment loss	(0.14	)(a)	(0.13)	(0.22)	(0.02)	(0.12)
Net realized and unrealized gains (losses) on investments	6.17		2.88	(2.02)	8.83	5.10
Total from investment operations	6.03		2.75	(2.24)	8.81	4.98

Less distributions:
Distributions from net realized gains	(0.67)		—	(0.63)	(0.12)	(0.51)

Net asset value at end of year	$38.83		$33.47	$30.72	$33.59	$24.90

Total return (b)	18.18%		8.95%	(6.96%)	35.59%	24.61%

Net assets at end of year (000's)	$519,761		$436,556	$618,488	$548,979	$297,001

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.30%		1.30%	1.24%	1.21%	1.22%
Ratio of net expenses to average net assets (c)	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.41%)		(0.37%)	(0.64%)	(0.09%)	(0.50%)
Portfolio turnover rate	24%		12%	18%	15%	16%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	1.36		(0.18)
Total from investment operations	1.30		(0.23)

Net asset value at end of period	$9.99		$8.69

Total return (c)	14.96%		(2.58	%)(d)

Net assets at end of period (000's)	$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)	1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.60%)		(0.63	%)(e)
Portfolio turnover rate	21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	1.34	0.01 (c)	(1.21)
Total from investment operations	1.27	(0.06)	(1.27)

Net asset value at end of period	$9.94	$8.67	$8.73

Total return (d)	14.65%	(0.69%)	(12.70	%)(e)

Net assets at end of period (000's)	$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.10%	2.25%	6.58	%(f)
Ratio of net expenses to average net assets (g)	1.35%	1.35%	1.35	%(f)
Ratio of net investment loss to average net assets (g)	(0.85%)	(0.77%)	(0.89	%)(f)
Portfolio turnover rate	21%	13%	10	%(e)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

The amount of net realized and unrealized gains (losses) on investments on a per share basis does not accord with the amounts presented in the Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund”, and together with the Small Cap Fund, the “Funds,” each a “Fund”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund’s Investors Class commenced operations on October 1, 2002. The Small Cap Fund’s Institutional Class commenced operations on August 13, 2014. The SMid Cap Fund’s Investors Class commenced operations on January 21, 2014. The SMid Cap Fund’s Institutional Class commenced operations on December 15, 2014.

Each Fund’s two classes of shares represent interests in the same portfolio of investments and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets attributable to Institutional Class shares and require a $250,000 initial investment, whereas Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the distribution fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets attributable to Investors Class shares through September 30, 2017.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016:

Small Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$808,424,647	$—	$—	$808,424,647
Total	$808,424,647	$—	$—	$808,424,647

SMid Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$18,403,613	$—	$—	$18,403,613
Total	$18,403,613	$—	$—	$18,403,613

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of September 30, 2016, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2016. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Small Cap Fund during the year ended September 30, 2016 was long-term gains. There were no distributions paid by the Small Cap Fund during the year ended September 30, 2015. There were no distributions paid by the SMid Cap Fund during the years ended September 30, 2016 and 2015.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2016:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$528,039,969	$15,949,625
Gross unrealized appreciation	$288,379,667	$3,052,404
Gross unrealized depreciation	(7,994,989)	(598,416)
Net unrealized appreciation	280,384,678	2,453,988
Undistributed long-term gains	6,711,873	—
Accumulated capital and other losses	(2,655,269)	(975,675)
Distributable earnings	$284,441,282	$1,478,313

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of September 30, 2016, the SMid Cap Fund has short-term and long-term capital loss carryforwards of $124,154 and $97,398, respectively, for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Net qualified late year losses represent ordinary losses incurred after December 31, 2015 and specified capital losses incurred after October 31, 2015. These losses are deemed to arise on the first day of a Fund’s next taxable year. For the year ended September 30, 2016, the Funds intend to defer the following losses to October 1, 2016 for income tax purposes:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Small Cap Fund	$2,655,269	$—
SMid Cap Fund	92,973	661,150

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended September 30, 2016, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of gains or losses under income tax regulations and GAAP:

	Small Cap Fund	SMid Cap Fund
Paid-in capital	$(2,063,295)	$(119,103)
Accumulated net investment loss	2,063,295	119,103

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for all open tax periods (periods ended September 30, 2013 through September 30, 2016 for the Small Cap Fund and September 30, 2014 through September 30, 2016 for the SMid Cap Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds indentify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $254,274,170 and $157,797,291, respectively, for the Small Cap Fund and $3,889,829 and $6,640,652 respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Small Cap Fund’s average daily net assets until at least January 31, 2017. During the year ended September 30, 2016, the Adviser reduced its fees from the Small Cap Fund by $1,405,998 under this arrangement. In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the reduction or reimbursement. Amounts recoverable are in the table below. As of September 30, 2016, the Adviser had not recovered any reimbursed expenses from the Fund from the fiscal years ended September 30, 2014 and 2015.

	September 30, 2017	September 30, 2018	Total
Small Cap Fund	$1,307,812	$1,405,998	$2,713,810

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least January 31, 2017. During the year ended September 30, 2016, the Adviser reduced its fees from the SMid Cap Fund by $145,410 under this arrangement. In addition, if at any point during the two fiscal years after the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the reduction or reimbursement. Amounts recoverable are in the table below. As of September 30, 2016, the Adviser had not recovered any reimbursed expenses from the Fund from the fiscal years ended September 30, 2014 and 2015.

	September 30, 2017	September 30, 2018	Total
SMid Cap Fund	$104,052	$145,410	$249,462

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act which permits the Funds to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

for distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. The Board has determined to limit the distribution fees paid by Investors Class shares of each Fund to an annual rate of 0.05% of the average daily net assets attributable to Investors Class shares through at least September 30, 2016. For the year ended September 30, 2016, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $234,347 and $899, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan, under which the Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). Each Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of each Class of shares serviced by a particular agent. The Funds do not intend to pay more than 0.10% of the average daily net assets allocable to the Institutional Class shares in servicing fees for Institutional Class shares through at least September 30, 2017. During the year ended September 30, 2016, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred $189,228 and $1,103,895, respectively, in fees under the Shareholder Servicing Plan. During the year ended September 30, 2016, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred $8,501 and $3,630, respectively, in fees under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Effective June 24, 2016, Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Effective June 24, 2016, under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

Prior to June 24, 2016, Mutual Shareholder Services, LLC (the previous administrator) provided fund accounting, transfer agency and certain administrative services to the Funds and Arbor Court Capital, LLC (the previous distributor) served as the principal underwriter for the Funds.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $5,250 and $5,250 per quarterly and special in-person meeting (except that such fee is $8,750 for the Lead Independent Trustee and the Chairman of the Audit Committee), and 50% of such meeting fee for telephonic meetings. Trustees affiliated with the Adviser are not compensated by the Trust for their services.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of September 30, 2016, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Small Cap Fund - Institutional Class
National Financial Services LLC (for the benefit of its customers)	39%
Charles Schwab & Company, Inc. (for the benefit of its customers)	11%
Vanguard Corporation (for the benefit of its customers)	6%
El Camino - Hosp-Funds	5%
Small Cap Fund - Investors Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	35%
National Financial Services LLC (for the benefit of its customers)	10%
SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	79%
Saxon & Company (for the benefit of its customers)	6%
SMid Cap Fund - Investors Class
National Financial Services LLC (for the benefit of its customers)	48%
David Lawson	12%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of September 30, 2016, the Small Cap Fund owns 5.32% and 5.76%, respectively, of the outstanding voting shares of Exa Corporation and Mesa Laboratories, Inc. Further information on these holdings for the year ended September 30, 2016 appears below:

	Exa Corporation	Mesa Laboratories, Inc.
Percentage of Outstanding Voting Shares Owned	5.32%	5.76%
Shares at Beginning of Year	564,022	169,960
Shares Purchased During the Year	249,752	55,601
Shares Sold During the Year	(25,376)	(14,175)
Shares at End of Year	788,398	211,386
Market Value at Beginning of Year	$5,826,347	$18,933,544
Cost of Purchases During the Year	3,011,325	5,849,369
Cost of Sales During the Year	(384,052)	(1,427,987)
Change in Unrealized Appreciation (Depreciation)	4,200,168	819,177
Market Value at End of Year	$12,653,788	$24,174,103
Net Realized Gains (Losses) During the Year	$(130,347)	$176,523
Dividend Income Earned During the Year	$—	$126,699

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of September 30, 2015, National Research Corporation was considered an affiliate of the Small Cap Fund, but as of September 30, 2016, is no longer considered an affiliate of the Fund. Information regarding the Small Cap Fund’s holdings in these companies during the year ended September 30, 2016 was as follows:

	National Research Corporation - Class A	National Research Corporation - Class B
Percentage of Outstanding Voting Shares Owned	1.08%	3.32%
Shares at Beginning of Period	431,500	202,597
Shares Purchased During the Period	2,198	—
Shares Sold During the Period	(208,775)	(85,124)
Shares at End of Period	224,923	117,473
Market Value at Beginning of Period	$5,152,110	$6,685,701
Cost of Purchases During the Period	35,434	—
Cost of Sales During the Period	(2,941,158)	(3,088,770)
Change in Unrealized Appreciation (Depreciation)	1,417,610	455,888
Market Value at End of Period	$3,663,996	$4,052,819
Net Realized Gains (Losses) During the Period	$(9,642)	$(189,658)
Dividend Income Earned During the Period	$260,448	$779,454

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
	Shares	Value	Shares	Value
Issued	3,888,527	$138,351,076	4,512,702	$156,057,484
Reinvested	66,125	2,389,764	—	—
Redeemed	(850,809)	(30,511,333)	(1,301,623)	(45,956,927)
Net Increase	3,103,843	$110,229,507	3,211,079	$110,100,557

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
	Shares	Value	Shares	Value
Issued	6,296,005	$219,384,654	3,316,302	$113,141,905
Reinvested	197,618	7,122,140	—	—
Redeemed	(6,154,106)	(218,179,463)	(10,406,668)	(355,772,560)
Net increase (decrease)	339,517	$8,327,331	(7,090,366)	$(242,630,655)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2016		For the Period December 15, 2014 (commencement of operations) through September 30, 2015
	Shares	Value	Shares	Value
Issued	232,231	$2,116,078	2,027,859	$18,655,979
Redeemed	(505,732)	(4,688,317)	(105,305)	(990,617)
Net increase (decrease)	(273,501)	$(2,572,239)	1,922,554	$17,665,362

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
	Shares	Value	Shares	Value
Issued	53,472	$460,002	38,109	$348,674
Redeemed	(59,238)	(499,947)	(151,892)	(1,399,532)
Net decrease	(5,766)	$(39,945)	(113,783)	$(1,050,858)

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of September 30, 2016, the Small Cap Fund had 28.5% of the value of its net assets invested in stocks within the Health Care sector and the SMid Cap Fund had 30.3% of the value of its net assets invested in stocks within the Producer Durables sector.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds
and the Shareholders of Conestoga Small Cap Fund
and Conestoga SMid Cap Fund

We have audited the accompanying statements of assets and liabilities of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund (the “Funds”), each a series of shares of beneficial interest in the Conestoga Funds, including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2016

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2016) and held until the end of the period (September 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,126.50	0.90%	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.50	0.90%	$4.55
Investors Class
Based on Actual Fund Return	$1,000.00	$1,125.50	1.10%	$5.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

Conestoga SMid Cap Fund	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,115.00	1.10%	$5.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55
Investors Class
Based on Actual Fund Return	$1,000.00	$1,113.10	1.30%	$6.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.50	1.30%	$6.56

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the fiscal year ended September 30, 2016. The Small Cap Fund intends to designate up to a maximum amount of $11,601,895 as a long-term capital gain distribution.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the trustees and officers of the Trust are set forth below. The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-494-2755.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	2	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012.
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001.	2	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011.
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen & Buckman (attorneys at law) since 1991.	2	None
Richard E. Ten Haken (1934)	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc.(financial management consulting).	2	None
John G. O’Brien (1941)	Trustee	Since 2014	Managing Director, Prairie Capital Management[5] since 2001.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Interested Trustees [4]:
William C. Martindale, Jr.[6] (1942)	Chairman of the Board, CEO & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	2	None
Robert M. Mitchell[6] (1969)	Trustee & Treasurer	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Michelle L. Patterson (1976)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2011	Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	V.P., Mutual Fund Controller (2014 to present); and Business Analyst (2007 to 2014) of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Assistant Mutual Fund Controller (2015 to present); Fund Accounting Manager (2012 t0 2015); and Senior Fund Accountant (2011 to 2012) of Ultimus Fund Solutions, LLC.
Tina H. Bloom (1968)	Assistant Secretary since 2016	Director of Fund Adminstration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (2006 to present).

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers (Continued):
Wade R. Bridge (1968)	Assistant Secretary since 2016	Director of Fund Adminstration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (2002 to present).
Stephen L. Preston (1966)	Assistant Vice President and Anti-Money Laundering Officer since 2016	Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC (2011 to present).

[1]

There is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

[4]	Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]

Prairie Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which has investments in the Conestoga Funds. Prairie Capital Management, LLC is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

[6]

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of Conestoga Capital Advisors, LLC. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his ownership of nonvoting stock of Conestoga Capital Advisors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

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Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell	Independent Registered Public
Accounting Firm
Independent Trustees
BBD, LLP
William B. Blundin	1835 Market Street 26th Floor
Nicholas J. Kovich	Philadelphia, PA 19103
James G. Logue
John G. O’Brien	Legal Counsel
Richard E. Ten Haken
Drinker Biddle & Reath LLP
Investment Adviser	One Logan Square Suite 2000
Philadelphia, PA 19103
Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge	Conestoga Funds’ Officers
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087	William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary, Chief
Dividend Paying Agent,	Compliance Officer
Shareholders’ Servicing Agent,	Robert M. Mitchell, Treasurer
Transfer Agent	Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Ultimus Fund Solutions, LLC	Michelle L. Patterson, Vice President
425 Pictoria Drive, Suite 450	M. Lorri McQuade, Vice President
Cincinnati, OH 45246	Alida Bakker-Castorano, Vice President
Jennifer L. Leamer, Assistant Treasurer
Custodian	Daniel D. Bauer, Assistant Treasurer
Tina H. Bloom, Assistant Secretary
UMB Bank, NA	Wade R. Bridge, Assistant Secretary
928 Grand Blvd.	Stephen L. Preston, Assistant Vice
Kansas City, MO 64106	President and Anti-Money
Laundering Officer
Distributor

Ultimus Fund Distributors, LLC
425 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Nicholas J. Kovich.  Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $38,900 with respect to the registrant’s fiscal years ended September 30, 2016 and 2015, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $6,100 with respect to the registrant's fiscal years ended September 30, 2016 and 2015, respectively.  The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended September 30, 2016 and 2015, aggregate non-audit fees of $4,000 and $6,100, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 7, 2016

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	December 7, 2016

*	Print the name and title of each signing officer under his or her signature.